Exhibit 99.1

Source: LyondellBasell Industries N.V.

LyondellBasell announces tender offers for five series of notes
HOUSTON and LONDON, November 17, 2021 /PRNewswire/ – LyondellBasell Industries N.V. (“LyondellBasell”) (NYSE: LYB) today announced the commencement of five separate offers (each, an “Offer” and, collectively, the “Offers”) to purchase for cash up to $1.0 billion of the outstanding series of notes listed in the table below (collectively, the “Notes”). The Offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 17, 2021, relating to the Notes (the “Offer to Purchase”).
LyondellBasell is offering to accept for purchase validly tendered Notes using a “waterfall” methodology under which LyondellBasell will accept Notes in the order of their respective acceptance priority levels set forth in the table below (each, an “Acceptance Priority Level”), subject to the Waterfall Cap (as defined below) and the Waterfall SubCap set forth in the table below.

Acceptance Priority Level	Issuer	CUSIP Number	Title of Security	Principal Amount Outstanding	Waterfall SubCap	Reference U.S. Treasury Security(1)	Fixed Spread (basis points)(1)	Early Participation Payment(2)
1	LyondellBasell Industries N.V.	552081 AK7 552081 AH4 N53745 AD2	5.750% Senior Notes due 2024	$1,000,000,000	$225,000,000	0.75% due November 15, 2024	+20	$30
2	LYB International Finance II B.V.	50247W AB3	3.500% Guaranteed Notes due 2027	$1,000,000,000	N/A	1.125% due October 31, 2026	+50	$30
3	LYB International Finance III, LLC	50249A AC7	3.375% Guaranteed Notes due 2030	$500,000,000	N/A	1.375% due November 15, 2031	+60	$30
4	LYB International Finance III, LLC	50249A AF0	1.250% Guaranteed Notes due 2025	$500,000,000	N/A	1.125% due October 31, 2026	+20	$30
5	LYB International Finance III, LLC	50249A AG8	2.250% Guaranteed Notes due 2030	$500,000,000	N/A	1.375% due November 15, 2031	+65	$30

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(1)The applicable Total Consideration payable by LyondellBasell for each $1,000 principal amount of each series of Notes validly tendered at or prior to the applicable Early Participation Date (as defined below) (such consideration with respect to such series, the “Total Consideration”), and accepted by LyondellBasell pursuant to the applicable Offer, will be determined in accordance with standard market practice, as described in the Offer to Purchase, to result in a price as of the Early Settlement Date (as defined below) (or, if there is no Early Settlement Date with respect to such series of Notes, the applicable Final Settlement Date (as defined below)) that equates to a yield to the applicable maturity date or the applicable par call date (as set forth in the Offer to Purchase), as the case may be, in accordance with the formula set forth in Annex A to the Offer to Purchase, for the applicable series of Notes, equal to the sum of (i) the yield corresponding to the bid side price of the applicable Reference U.S. Treasury Security specified in the table above for such series of Notes at 10:00 a.m. (Eastern time) on December 2, 2021, unless extended with respect to the applicable Offer (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”) quoted on the Bloomberg reference page “FIT1,” plus (ii) the applicable Fixed Spread specified in the table above (the “Fixed Spread”) for such series of Notes. The applicable Total Consideration does not include the applicable Accrued Coupon Payment (as defined below), which will be payable in cash in addition to the applicable Total Consideration.

(2)Payable as part of the applicable Total Consideration, per each $1,000 principal amount of the specified series of Notes validly tendered at or prior to the Early Participation Date and accepted for purchase. Holders who validly tender Notes of a series after the applicable Early Participation Date, but at or prior to the applicable Expiration Date (as defined below), will receive the tender consideration, for any such series accepted by LyondellBasell, which is equal to the Total Consideration minus the applicable Early Participation Payment set forth in the table above (such consideration with respect to such series, the “Tender Consideration” and, each of the Total Consideration and the Tender Consideration, a “Consideration”). The applicable Tender Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Tender Consideration.
The Offers are subject to the terms and conditions described in the Offer to Purchase, including the Acceptance Priority Procedures (as defined below), and that the maximum aggregate principal amount of Notes to be accepted for purchase by us for cash in the Offers does not exceed $1,000,000,000 (the “Waterfall Cap”) and that the maximum principal amount of the 5.750% Senior Notes due 2024 to be accepted for purchase by us for cash in the applicable Offer does not exceed $225,000,000 (the “Waterfall SubCap”). The Offers are not conditioned on any minimum amount of Notes being tendered, and none of the Offers is conditioned on the consummation of any of the other Offers.
Indicative Timetable for the Offers:

Commencement	November 17, 2021.

Early Participation Date	5:00 p.m. (Eastern time) on December 1, 2021, unless extended with respect to any Offer.

Withdrawal Date	5:00 p.m. (Eastern time) on December 1, 2021, unless extended with respect to any Offer.

Price Determination Date	10:00 a.m. (Eastern time) on December 2, 2021, unless extended with respect to any Offer.

Early Settlement Date	If applicable, promptly following the applicable Early Participation Date. Expected to be December 3, 2021, the second business day following the Early Participation Date, unless extended with respect to any Offer.

Expiration Date	11:59 p.m. (Eastern time) on December 15, 2021, unless extended with respect to any Offer.

Final Settlement Date	If any, promptly following the applicable Expiration Date. Expected to be December 17, 2021, the second business day after the applicable Expiration Date, unless extended with respect to any Offer.

The Offers will each expire at 11:59 p.m. (Eastern time) on December 15, 2021, unless extended or earlier terminated (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Expiration Date”). To be eligible to receive the applicable Total Consideration (which includes the applicable Early Participation Payment), holders of Notes (each, a “Holder” and, collectively, the “Holders”) must validly tender their Notes at or prior to 5:00 p.m. (Eastern time) on December 1, 2021, unless extended or earlier terminated (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Early Participation Date”). Holders who validly tender their Notes after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will be eligible to receive the applicable Tender Consideration, which does not include the applicable Early Participation Payment. In addition to the applicable Consideration, Holders whose Notes are accepted for purchase will receive a cash payment equal to the accrued and unpaid interest on such Notes from and including the immediately preceding interest payment date for such Notes to, but excluding, the applicable Early Settlement Date or the applicable Final Settlement Date, as the case may be (the “Accrued Coupon Payment”).
Notes tendered for purchase may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on December 1, 2021, unless extended or earlier terminated (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Withdrawal Date”), but not thereafter, unless extended by LyondellBasell.

Provided that all conditions to the Offers have been satisfied at any time at or prior to the applicable Early Participation Date or timely waived by LyondellBasell, LyondellBasell reserve the right, at LyondellBasell’s sole discretion, to settle all Notes validly tendered at or prior to the applicable Early Participation Date and accepted for purchase promptly following the applicable Early Participation Date (the “Early Settlement Date”), which is expected to be on December 3, 2021, the second business day thereafter. The “Final Settlement Date,” if any, is the date on which LyondellBasell will settle all Notes validly tendered and accepted for purchase and not previously settled on the Early Settlement Date. The Final Settlement Date is expected to be on December 17, 2021, the second business day after the applicable Expiration Date, unless extended with respect to any Offer.
Subject to the satisfaction or waiver of the conditions of the Offers, the “Acceptance Priority Procedures” will operate as follows:
•Notes will be accepted for purchase by us in accordance with their Acceptance Priority Levels, starting with level 1 as the highest Acceptance Priority Level and moving sequentially to series of Notes with a lower Acceptance Priority Level (with level 5 being the lowest Acceptance Priority Level), subject to the Waterfall Cap and the Waterfall SubCap.
•Notes validly tendered (and not subsequently validly withdrawn) by Holders in the Offers at or prior to the applicable Early Participation Date will be accepted for purchase by us before any Notes validly tendered (and not subsequently validly withdrawn) by Holders in the Offers after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, even if such series of Notes validly tendered after the applicable Early Participation Date have a higher Acceptance Priority Level than the series of Notes validly tendered on or before the applicable Early Participation Date. All Notes, regardless of Acceptance Priority Level, that are validly tendered at or prior to the applicable Early Participation Date will have priority over any Notes validly tendered after the applicable Early Participation Date.
•if the aggregate principal amount of all Notes validly tendered (and not subsequently validly withdrawn) in the Offers at or prior to the applicable Early Participation Date exceeds the Waterfall Cap, none of the Notes validly tendered (and not subsequently validly withdrawn) in the Offers after the applicable Early Participation Date will be accepted for purchase by us, regardless of the Acceptance Priority Level of such Notes, unless we increase the applicable Waterfall Cap.
•if the purchase of all Notes validly tendered (and not subsequently validly withdrawn) in the Offers at or prior to the applicable Early Participation Date by Holders would cause the aggregate principal amount of such Notes to be purchased by us in the Offers to exceed the Waterfall Cap (subject to any increase in such Waterfall Cap at our discretion), then we will (i) accept for purchase validly tendered Notes of each series validly tendered (and not subsequently validly withdrawn) in the Offers at or prior to the applicable Early Participation Date, starting at the highest Acceptance Priority Level (level 1) and moving sequentially to Notes of each series having a lower Acceptance Priority Level (the lowest of which is level 5), until the maximum aggregate principal amount of all validly tendered Notes of a series, combined with the aggregate principal amount of all accepted Notes of series with higher Acceptance Priority Levels, is as close as possible to, but does not exceed, the Waterfall Cap, (ii) accept on a prorated basis validly tendered Notes of the series with the next lower Acceptance Priority Level, as close as possible to, but does not exceed, the Waterfall Cap, and (iii) not accept for purchase (x) any such Notes of a series with an Acceptance Priority Level below the prorated series, or (y) any Notes validly tendered after the applicable Early Participation Date;
•if the purchase of all Notes validly tendered (and not subsequently validly withdrawn) in the Offers at or prior to the applicable Early Participation Date by Holders would not cause the aggregate principal amount of such Notes to be purchased by us in the Offers to exceed the Waterfall Cap (subject to any increase in such Waterfall Cap at our discretion), at or prior to the applicable Early Participation Date by Holders, then we will accept for purchase on a pro rata basis the maximum aggregate principal amount of such Notes of such series validly tendered (and not subsequently validly withdrawn) in the Offers after the applicable Early Participation Date and at or prior to the applicable Expiration Date, starting at the highest Acceptance Priority Level (level 1) and moving sequentially to Notes of each series having a lower Acceptance Priority Level (the lowest of which is level 5), until the maximum aggregate principal amount of all validly tendered Notes of a series, combined with (i) the aggregate principal amount of all Notes validly tendered at or prior to the applicable Early Participation Date and accepted for purchase by us, plus (ii) the aggregate principal amount of all Notes of series with higher Acceptance Priority Levels, validly tendered (and not subsequently validly withdrawn) after the applicable Early Participation Date and at or prior to the applicable Expiration Date, is as close as possible to, but does not exceed, the Waterfall Cap.
The applicable Total Consideration payable by LyondellBasell for each $1,000 principal amount of Notes that are validly tendered at or prior to the applicable Early Participation Date and accepted for purchase by LyondellBasell pursuant to the applicable Offer will be payable in cash on the applicable Early Settlement Date.

The applicable Tender Consideration (which is equal to the applicable Total Consideration minus the applicable Early Participation Payment) payable by LyondellBasell for each $1,000 principal amount of Notes that are validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, and accepted for purchase by LyondellBasell pursuant to the applicable Offer, will be payable in cash on the applicable Final Settlement Date.
The applicable Total Consideration and the applicable Tender Consideration payable with respect to any series of Notes does not include the applicable Accrued Coupon Payment, which will be payable, in cash, in addition to the applicable Total Consideration and applicable Tender Consideration.
Promptly after the applicable Early Participation Date and prior to the Price Determination Date, we will issue a press release specifying (i) the aggregate principal amount of each series of Notes validly tendered at or prior to the applicable Early Participation Date in each Offer, (ii) the aggregate principal amount of Notes validly tendered at or prior to the applicable Early Participation Date and accepted in each Offer, and (iii) the proration factor (if any) to be applied.
Promptly after the Price Determination Date, LyondellBasell will issue a press release specifying the Offer Yield (as defined below) and the Total Consideration for each series of Notes.
LyondellBasell has retained Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC to act as lead dealer managers for the Offers and Morgan Stanley & Co. LLC and MUFG Securities Americas Inc. to act as Co-Dealer Managers in connection with the Offers. Questions regarding terms and conditions of the Offers should be directed to Deutsche Bank Securties Inc. at +1 (866) 627-0391 (toll-free) or +1 (212) 250-2955 (collect), or Wells Fargo Securities, LLC at +1 (866) 309-6316 (toll-free), +1 (704) 410-4756 (collect) or by e-mail at LiabilityManagement@wellsfargo.com.
Global Bondholder Services Corporation will act as the Tender Agent and the Information Agent for the Offers. Questions or requests for assistance related to the Offers or for additional copies of the Offer to Purchase may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers. The Offer to Purchase can be accessed at the following link https://www.gbsc-usa.com/LyondellBasell/.
If LyondellBasell terminates any Offer with respect to one or more series of Notes, it will give prompt notice to the Tender Agent or the Information Agent, as applicable, and all Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering Holders thereof. With effect from such termination, any Notes blocked in the Depository Trust Company (“DTC”) will be released.
Holders are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary would need to receive instructions from a beneficial owner in order for that holder to be able to participate in, or withdraw their instruction to participate in the Offers before the deadlines specified herein and in the Offer to Purchase. The deadlines set by any such intermediary and DTC for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offer to Purchase.
This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of LyondellBasell by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this announcement is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

Accordingly, in the United Kingdom, this communication is only addressed to and directed at persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order or high net worth companies and other persons to whom it may lawfully be communicated falling within Article 49(2)(a) to (d) of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstances where it does not apply (such persons together being “relevant persons”). Any person who is not a relevant person should not act or rely on any document relating to the Offers or any of their contents.
This communication and any other documents or materials relating to the Offer are only addressed to and directed at persons in member states of the European Economic Area (the “EEA”), who are “Qualified Investors” within the meaning of Article 2(1)(e) of Regulation (EU) 2017/1129. The Offer is only available to Qualified Investors. None of the information in the Offer to Purchase and any other documents and materials relating to the Offer should be acted upon or relied upon in any member state of the EEA by persons who are not Qualified Investors.
Each Holder participating in the Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out herein. Any tender of Notes for purchase pursuant to the Offers from a Holder that is unable to make these representations will not be accepted. Each of LyondellBasell, the Dealer Managers, the Tender Agent and the Information Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes for purchase pursuant to the Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result LyondellBasell determines (for any reason) that such representation is not correct, such tender shall not be accepted.
FORWARD-LOOKING STATEMENTS
The statements in this release relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management of LyondellBasell which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. When used in this presentation, the words “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of the Offer to Purchase and in the “Risk Factors” section in our Form 10-K for the year ended December 31, 2020 and our subsequent periodic reports filed with the U.S. Securities and Exchange Commission. Holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. There is no assurance that any of the actions, events or results of the forward-looking statements will occur, or if any of them do, what impact they will have on our results of operations or financial condition. Forward-looking statements speak only as of the date they were made and are based on the estimates and opinions of management of LyondellBasell at the time the statements are made. LyondellBasell does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change, except as required by law.
About LyondellBasell
LyondellBasell (NYSE: LYB) is one of the largest plastics, chemicals and refining companies in the world. Driven by its employees around the globe, LyondellBasell produces materials and products that are key to advancing solutions to modern challenges like enhancing food safety through lightweight and flexible packaging, protecting the purity of water supplies through stronger and more versatile pipes, improving the safety, comfort and fuel efficiency of many of the cars and trucks on the road, and ensuring the safe and effective functionality in electronics and appliances. LyondellBasell sells products into more than 100 countries and is the world’s largest producer of polypropylene compounds and the largest licensor of polyolefin technologies.  In 2021, LyondellBasell was named to FORTUNE Magazine’s list of the “World’s Most Admired Companies” for the fourth consecutive year.
SOURCE LyondellBasell Industries
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